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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): DECEMBER 29, 1997
                                                  ---------------------



                          SUBURBFED FINANCIAL CORP.
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           (Exact name of registrant as specified in its charter)




DELAWARE                             0-19783                        36-3796361
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(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                       No.)




3301 WEST VOLLMER ROAD, FLOSSMOOR, ILLINOIS                             60422
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(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number, including area code (708) 333-2200
                                                   --------------

                                     N/A
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         (Former name or former address, if changed since last report.)
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         Forward-Looking Statements

         Statements contained in Exhibit 99 that are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Further, such statements are subject to important factors that could cause actual results to differ materially from those in Exhibit 99, including the following: regional and national economic conditions; changes in levels of market interest rates; credit risks of real estate, consumer and other lending activities; regulatory factors (including regulatory approval of the acquisition); and the ability to achieve synergies in the acquisition.

Item 5.          Other Events.

         On December 29, 1997, SuburbFed Financial Corp., a Delaware corporation (the "Company") and Citizens Financial Services, FSB, ("Citizens"), issued a joint press release announcing the execution of a definitive agreement dated as of December 29, 1997 by and between Citizens and the Company (the "Merger Agreement"). The Merger Agreement provides for the merger of the Company with and into Citizens, (the "Merger"). In connection with the Merger, Citizens will convert from a mutual to a stock institution ("Conversion") and form a holding company.

         Under the Merger Agreement, each share of Company common stock will be exchanged for shares of Citizens' common stock with a value of $36.00 per share, which is based on the initial public offering price of Citizens' common stock of $10.00 per share. The number of shares of Citizens common stock that will be exchanged for each share of Company common stock is anticipated to be
3.6 shares.

         The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         Consummation of the Merger is subject to various conditions, including: (1) receipt of approval by the stockholders of the Company; (2) receipt of requisite regulatory approvals; (3) the registration statement having been declared effective by the Securities and Exchange Commission; (4) satisfaction of certain other conditions.

         The press release issued on December 29, 1997 announcing the Merger is filed as an exhibit hereto and is incorporated by reference herein. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such exhibit.





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Item 7.          Financial Statements and Exhibits


         (c) Exhibits


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
99               Joint Press Release, dated December 29, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUBURBFED FINANCIAL CORP.



Date: January 6, 1998                By: /s/ Daniel P. Ryan
                                         --------------------------------
                                            Daniel P. Ryan
                                            Chairman, President and Chief
                                             Executive Officer
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                           SUBURBFED FINANCIAL CORP.

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
99               Joint Press release, dated December 29, 1997.